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                                                              EXHIBIT 10.2(1)(e)

                                FOURTH AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN
                     (AS RESTATED EFFECTIVE JANUARY 1, 1998)


     A. H. Belo Corporation, a Delaware corporation (the "Company"), pursuant to authority of the Compensation Committee of the Board of Directors, adopts the following amendments to the A. H. Belo Corporation Employee Savings and Investment Plan (the "Plan"):

     1. Section 1.31 of the Plan ("Year of Service") is amended by the addition of the following paragraphs:

     An Employee who became an employee of KTVK, Inc., a Delaware corporation, on November 1, 1999, and who immediately prior to that date was an employee of MAC America Communications, Inc., an Arizona corporation, will receive credit for an Hour of Service for each hour for which such Employee was paid or entitled to be paid by MAC America Communications, Inc., an Arizona corporation, or any of its affiliates determined in accordance with Section
     1.17 and will receive credit for his period of employment with MAC America Communications, Inc., an Arizona corporation, or any of its affiliates, calculated in the same manner as if it had been employment with a Controlled Group Member.

     An Employee who was an employee of Denton Publishing Company, a Texas corporation, on July 1, 1999, will receive credit for an Hour of Service for each hour for which such Employee was paid or entitled to be paid by Denton Publishing Company, a Texas corporation, or any of its affiliates determined in accordance with Section 1.17 and will receive credit for his period of employment with Denton Publishing Company, a Texas corporation, or any of its affiliates calculated in the same manner as if it had been employment with a Controlled Group Member.

     2. Section 2.1 of the Plan ("Eligibility to Participate") is amended by the addition of the following paragraphs:

     (xi) Each Employee of KTVK, Inc., a Delaware corporation, who on October 31, 1999, was an employee of MAC America Communications, Inc. an Arizona corporation, and who was eligible to participate in the section 401(k) plan sponsored by MAC America Communications, Inc., an Arizona corporation, will be eligible to participate in the Plan as of the first payroll period beginning after October 31, 1999.


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     (xii) Each Employee who was eligible to participate in the Denton
     Publishing Company Retirement Plan on December 31, 1999, will be eligible to participate in the Plan as of the first payroll period that includes January 1, 2000.

     3. The second paragraph of Section 4.1 of the Plan, relating to amounts transferred from other plans, is amended in its entirety to read as follows:

     Notwithstanding any provision of the Plan to the contrary, any amounts transferred to the Plan on behalf of an Employee from the Journal Qualified Compensation Deferral Plan, the Journal Broadcasting 401(k) Plan, the Press-Enterprise Tax Deferred Savings Plan, the Gleaner and Journal Publishing Co. 401(k) Retirement Plan or the Denton Publishing Company Retirement Plan (each a "Transferror Plan") will be allocated as follows:
     (i) amounts held in the Employee's compensation deferral account under a Transferror Plan will be allocated to the Employee's Deferral Contribution Account; (ii) amounts held in the Employee's employer matching contribution account under a Transferror Plan will be allocated to the Employee's Matching Contribution Account; (iii) amounts held in the Employee's profit sharing account under a Transferror Plan will be allocated to the Employee's Profit Sharing Account; and (iv) amounts held in the Employee's after-tax account or rollover account under a Transferror Plan will be allocated to the Employee's Transfer Account.

     4. Appendix A to the Plan ("Participating Employers") is amended to remove the following employer as a Participating Employer in the Plan as of the date indicated:

                                  KASA-TV, Inc.
                            (After October 29, 1999)

     5. Appendix A to the Plan is further amended to add the following employers as Participating Employers as of the dates indicated:

                                   KTVK, Inc.
                            (As of November 1, 1999)

                            Denton Publishing Company
                             (As of January 1, 2000)


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     Executed at Dallas, Texas, this 16th day of December, 1999.


                              A. H. BELO CORPORATION



                              By:
                              Name: Marian Spitzberg
                                    ---------------------------------
                              Title: Secretary
                                    ---------------------------------